UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 11, 2021

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 11, 2021, Lattice Semiconductor Corporation (“Lattice”) held a previously announced meeting with investors and analysts in New York (“2021 Investor Day”), and made the 2021 Investor Day meeting publicly available via webcast for investors and the general public. At the 2021 Investor Day, management made presentations concerning Lattice’s strategy, markets, products, customers, and financial performance and targets, among other topics. A webcast replay of the event and copies of the presentation are available on the Investor Relations section of www.LatticeSemi.com.

Lattice also issued a press release summarizing highlights from the 2021 Investor Day presentation. Copies of the press release and the presentation are furnished (not filed) as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The press release and presentation include forward-looking statements and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. The information in Item 7.01 and Exhibits 99.1 and 99.2 of this report is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated May 11, 2021 (furnished herewith).
99.2	2021 Investor Day Presentation (furnished herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Byron W. Milstead
Date:	May 11, 2021		Byron W. Milstead Corporate Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2021 (furnished herewith).
99.2	2021 Investor Day Presentation (furnished herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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